[logo omitted]
                                     REALTY
--------------------------------------------------------------------------------
                                     SHARES
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                                    PORTFOLIO
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                                  ANNUAL REPORT
                                 TO SHAREHOLDERS

                                OCTOBER 31, 1998
                                   ADVISED BY:
                                 CRA REAL ESTATE
                                SECURITIES, L.P.

                                                                  [LOGO OMITTED]
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                                                                          REALTY
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                                                                          SHARES
                                                                       PORTFOLIO
MANAGER'S DISCUSSION OF FUND PERFORMANCE

To Our Shareholders:

We present our report for the CRA Realty Shares Portfolio for the twelve-month period ended October 31, 1998.

PORTFOLIO REVIEW:

The table below compares the net return for the portfolio to the two major real estate securities indices and other stock and bond indices.

                                          1998      Trailing    Since Inception*
                                           YTD       12 mo.       (annualized)

     CRA Realty Shares Portfolio        -19.06%      -14.16%          0.78%
     Wilshire R.E. Securities           -17.77       -14.25          -0.82
     NAREIT - Equity REITs              -16.60       -12.78           0.17
     S&P 500 (Large Co. Stocks)          14.72        22.01          26.11
     Russell 2000 (Small Co. Stocks)    -12.81       -11.86           3.59
     Lehman Gov't/Corp. Bonds             8.56        10.27          10.03

   *INCEPTION DATE: 1/1/97

The portfolio's returns have lagged comparative indices for the last 12 months but continue to exceed the indices for the period since inception. Overall, real estate securities have trailed the broader equity markets and the bond market in 1998 as fears of an economic slowdown and oversupply in the real estate sector precipitated continued selling of real estate securities by non-dedicated REIT investors. Volatility continues to be a hallmark of this current market cycle. Returns in October alone experienced considerable price swings in all of the stock indices--in some cases as much as 15%.

The performance for the various property types is shown in the chart below. Hotels have been the worst performers for 1998, off more than 40% year-to-date. Hotel company stocks have also been the most volatile real estate securities. Some of the larger hotel companies experienced approximately 30% swings from high to low prices during October alone. Office companies, in which the portfolio has been consistently over weighted during the year, have also lagged the indices, off 21% on average in 1998. Retail company stocks continue to be the best performers on a year-to-date basis.

                      WILSHIRE REAL ESTATE SECURITIES INDEX
                   PERFORMANCE BY PROPERTY TYPE AS OF 10/31/98

                                  Weight   1998                1997    Trailing
   Property Type      in Index     YTD     Rank      1997      Rank     1 year

   Shopping Centers     9.0%      -0.9%     1        21.0%       4        4.9%
   Malls               10.9       -2.0      2        11.9        8        5.9
   Mfr. Homes           1.7       -2.5      3        19.4        6        4.1
   Apartments          18.2       -9.1      4        15.5        7       -5.3
   Storage              4.4       -9.5      5         3.1        9       -3.1
   Industrial           5.1      -10.5      6        20.8        5       -6.4
   Outlet Centers       1.0      -12.4      7        -4.6       10      -17.3
   Diversified         21.0      -16.5      8        24.4        3      -12.1
   Office              15.3      -21.1      9        32.4        1      -16.3
   Hotels              13.4      -42.1     10        24.5        2      -43.4
   Total              100.0%     -17.8%              19.8%              -14.3%

CRA REAL ESTATE SECURITIES, L.P.
--------------------------------------------------------------------------------
AN AFFILIATE OF CLARION PARTNERS

OUTLOOK:

Persistent uncertainty about the direction of the economy for 1999, and its implications for corporate earnings continues to contribute to the increased volatility of the market and real estate stock prices by extension. Until there is greater certainty about the economy and the major variables that affect real estate markets and real estate investment returns, we may continue to experience some near term volatility in real estate securities returns.

Despite the appropriately cautious tone of the preceding paragraph, we are encouraged by recent events and believe the long-term outlook for real estate securities is improving. The Federal Reserve Bank's (FRB) decision to cut interest rates in mid-October (which was followed by other nations' rate cuts around the world) may provide some stimulus for additional economic growth via liquidity in the capital markets. The FRB's interest rate cuts may not prevent an economic slow down. However, the cuts do signal an important commitment to maintain sufficient liquidity in financial markets and thereby ensure that the market pricing mechanism can rationally reprice the impact on earnings and risk associated with an economic slow down (rather than a credit-crisis driven plunge in securities prices). While the risk of recession has not disappeared, its likelihood seems to be receding, aided in part by the FRB's interest rate cut, but supported by other economic data on retail sales and job growth.

We are optimistic about the return potential for a diversified portfolio of real estate securities for the following reasons:

      1) Real estate fundamentals are in better shape now than in past economic slow downs.

      2) Capital markets are working well to ration capital to real estate in advance of deteriorating real estate market conditions.

      3) Dividend yields are compelling at 7.2% and are well supported by companies' cash flows.

      4) Valuations are compelling and depend on little more than dividend income and modest earnings growth to deliver the prospect of double digit returns.

                           COMPARISON OF CHANGE IN THE
                          VALUE OF A $10,000 INVESTMENT
                       IN THE CRA REALTY SHARES PORTFOLIO,
                          VERSUS THE S&P 500 COMPOSITE
                         INDEX, THE WILSHIRE REAL ESTATE
                              SECURITIES INDEX, AND
                             THE NAREIT EQUITY INDEX

                            One Year        Annualized
                             Return        Inception to
                                               Date
                            -14.16%           0.78%

[graph omitted]

Plot points are as follows:
                                   S&P 500               Wilshire Real
        CRA Realty Shares      Composite Index      Estate Securities Index
12/96       10,000                 10,000                 10,000
10/97       11,817                 12,529                 11,488
10/98       10,144                 15,283                  9,851

        NAREIT Equity Index
12/96       10,000
10/97       11,502
10/98       10,031

Figures represent the period from December 31, 1996 through October 31, 1998.

1These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

CRA REAL ESTATE SECURITIES, L.P.
--------------------------------------------------------------------------------
AN AFFILIATE OF CLARION PARTNERS

In addition, earnings estimates for next year and those likely to appear soon for the year 2000 will reflect a very conservative and cautious view of real estate markets and companies' access to capital. Simply put, expectations are low. Most analysts' estimates assume no contribution to earnings growth from acquisitions and often reflect growth from existing properties assuming a low or no-growth economy. If the economy does avoid recession, and if liquidity in the markets allows access to new debt and equity capital for the best managed real estate companies, these companies may make compelling new investments in the form of acquisitions or development. If this occurs, the industry may return to an environment where earnings estimates for public real estate companies will again be revised upward. In this type of environment, the strongest companies will prosper.

We continue to emphasize and build our positions in proven operators with high earnings yields, strong internal growth prospects, secure dividends, strong balance sheets, competitive and well managed properties, and experienced and disciplined management. In terms of property sectors, we continue to favor and over weight office (for longer lease terms and attractive valuations), apartments (for visible and high earnings yields), and malls (for durable/safe earnings and attractive income yields). Presently, we remain underweighted in hotels (until further evidence of no recession emerges), industrial (valuations too high), and manufactured homes (high valuations also).

We appreciate your continued confidence in CRA Real Estate Securities. Be assured that providing quality, risk-averse management through these changing markets consumes the efforts of CRA's dedicated management team.





Sincerely,


CRA REAL ESTATE SECURITIES, L.P.

/s/signature omitted                                        /s/signature omitted

T. Ritson Ferguson                                          Kenneth D. Campbell
Co-Portfolio Manager                                        Co-Portfolio Manager

CRA REAL ESTATE SECURITIES, L.P.
--------------------------------------------------------------------------------
AN AFFILIATE OF CLARION PARTNERS

STATEMENT OF NET ASSETS

October 31, 1998


                                                          Market
                                                          Value
CRA REALTY SHARES PORTFOLIO                    Shares     (000)


EQUITIES (97.5%)
DIVERSIFIED PROPERTY HOLDINGS (8.9%)
   Catellus Development Corp.*                 91,500    $ 1,258
   Northstar Capital Investment Corp.          20,000        400
   Station Casinos*                            32,400        194
   Trizec Hahn Corp.                           97,400      1,869
   Vornado Operating Co.*                       1,825         11
   Vornado Realty Trust                        36,500      1,230
                                                         -------
                                                           4,962
                                                         -------
HEALTH CARE FACILITIES (0.5%)
   Capital Senior Living Corp.*                24,600        289
                                                         -------
INDUSTRIAL (1.9%)
   AMB Property Corp.                           9,400        216
   Prologis Trust                              37,500        818
                                                         -------
                                                           1,034
                                                         -------
INDUSTRIAL/OFFICE MIX (14.4%)
   American Real Estate Investment Corp.       67,000        988
   Duke Realty Investments                    103,600      2,473
   Prentiss Properties Trust                   94,400      1,947
   Spieker Properties                          45,000      1,552
   TriNet Corporate Realty Trust               36,700      1,055
                                                         -------
                                                           8,015
                                                         -------
OFFICE (14.0%)
   CarrAmerica Realty Trust                    84,200      1,894
   Equity Office Properties Trust             110,657      2,656
   Highwoods Properties Inc.                   78,100      2,182
   Kilroy Realty Corp.                         48,500      1,076
                                                         -------
                                                           7,808
                                                         -------
RESIDENTIAL: APARTMENTS (22.9%)
   Apartment Investment Management Co.         73,100      2,554
   AvalonBay Communities Inc.                  86,268      2,771
   BRE Properties                              62,400      1,505
   Camden Property Trust                       62,100      1,669
   Equity Residential Properties Trust         66,800      2,806
   Post Properties Inc.                        37,700      1,459
                                                         -------
                                                          12,764
                                                         -------
RESIDENTIAL: HOTELS (5.8%)
   Host Marriott Corp.*                        85,700      1,243
   Patriot American Hospitality Inc.           20,300        180
   Starwood Hotels & Resorts                   63,557      1,799
                                                         -------
                                                           3,222
                                                         -------
RETAIL: MALLS (13.4%)
   General Growth Properties Inc.              58,400      2,077
   Rouse Company                               49,500      1,389
   Simon Property Group                        93,028      2,785
   Urban Shopping Centers                      35,900      1,185
                                                         -------
                                                           7,436
                                                         -------

                                               Shares/     Market
                                             Face Amount   Value
                                                (000)      (000)
RETAIL: SHOPPING CENTERS (12.3%)
   Bradley Real Estate Inc.                    58,800    $ 1,235
   Developers Diversified Realty Corp.        107,800      2,035
   JDN Realty Corp.                            56,450      1,203
   Kimco Realty Corp.                          45,000      1,792
   Weingarten Realty Investors                 13,000        578
                                                         -------
                                                           6,843
                                                         -------
SELF STORAGE (3.4%)
   Public Storage Inc.                         57,500      1,535
   Storage Trust Realty                        15,000        337
                                                         -------
                                                           1,872
                                                         -------
   TOTAL EQUITIES
     (Cost $57,857)                                       54,245
                                                         -------


REPURCHASE AGREEMENT (1.5%)
   Morgan Stanley
     4.75%, dated 10/30/98, matures
     11/02/98, repurchase price $831,761
     (collateralized by a U.S. Treasury
     Instrument, par value $859,147, matures
     01/07/99, market value $852,384)            $831        831
                                                         -------
   TOTAL REPURCHASE AGREEMENT
     (Cost $831)                                             831
                                                         -------
   TOTAL INVESTMENTS (99.0%)
     (Cost $58,688)                                       55,076
                                                         -------
   OTHER ASSETS AND LIABILITIES,
     NET (1.0%)                                              541
                                                         -------


NET ASSETS:
   Portfolio Shares -- Institutional Class
     (unlimited authorization -- no par
     value) based on 6,108,904 outstanding shares
     of beneficial interest                               61,529
   Distributions in excess of
     net investment income                                   (36)
   Accumulated net realized loss
     on investments                                       (2,264)
   Net unrealized depreciation on investments             (3,612)
                                                         -------
   TOTAL NET ASSETS (100.0%)                             $55,617
                                                         =======
   Net Asset Value, Offering and Redemption
     Price Per Share                                       $9.10
                                                         =======

*NON-INCOME PRODUCING SECURITY

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
                                                                      11/1/97 TO
                                                                       10/31/98
CRA REALTY SHARES PORTFOLIO                                              (000)
--------------------------------------------------------------------------------

Investment Income:
   Dividend Income......................................................$ 1,803
   Interest Income .....................................................     98
--------------------------------------------------------------------------------

     Total Investment Income............................................  1,901
--------------------------------------------------------------------------------

Expenses:
   Investment Advisory Fees ............................................    310
   Investment Advisory Fee Waiver ......................................    (78)
   Administrative Fees .................................................     75
   Custodian Fees ......................................................     10
   Professional Fees ...................................................     39
   Transfer Agent Fees .................................................     29
   Printing Fees .......................................................     16
   Trustee Fees ........................................................      5
   Registration and Filing Fees ........................................     30
   Amortization of Deferred Organizational Costs .......................      6
   Other Fees...........................................................      2
--------------------------------------------------------------------------------

     Total Expenses ....................................................    444
--------------------------------------------------------------------------------

       Net Investment Income ...........................................  1,457

   Net Realized Loss from Securities Sold .............................. (2,038)
   Net Unrealized Depreciation of Investment Securities ................ (6,937)
--------------------------------------------------------------------------------

     Net Realized and Unrealized Loss on Investments ................... (8,975)
--------------------------------------------------------------------------------

   Net Decrease in Net Assets Resulting from Operations.................$(7,518)
================================================================================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                            11/1/97           1/1/97
                                                                                          TO 10/31/98     TO 10/31/97(1)
CRA REALTY SHARES PORTFOLIO                                                                  (000)             (000)
------------------------------------------------------------------------------------------------------------------------

Investment Activities:
   Net Investment Income................................................................ $    1,457       $     502
   Net Realized Gain (Loss) on Securities Sold .........................................     (2,038)          1,697
   Net Change in Unrealized Appreciation (Depreciation) of Investment Securities .......     (6,937)          1,512
------------------------------------------------------------------------------------------------------------------------

     Net Increase (Decrease) in Net Assets Resulting from Operations....................     (7,518)          3,711
------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:
   Net Investment Income ...............................................................     (1,784)           (633)
   Realized Capital Gain ...............................................................     (1,540)             --
------------------------------------------------------------------------------------------------------------------------

     Total Distributions ...............................................................     (3,324)           (633)
------------------------------------------------------------------------------------------------------------------------

Capital Share Transactions:
   Shares Issued .......................................................................     30,081          24,407
   Shares Issued in Connection with Purchase In-Kind (2)................................         --           7,497
   Shares Issued in Lieu of Cash Distributions .........................................      2,788             407
   Shares Redeemed .....................................................................     (1,207)           (592)
------------------------------------------------------------------------------------------------------------------------

   Increase in Net Assets Derived from Capital Share Transactions.......................     31,662          31,719
------------------------------------------------------------------------------------------------------------------------

     Total Increase in Net Assets ......................................................     20,820          34,797

Net Assets:
   Beginning of Period .................................................................     34,797              --
------------------------------------------------------------------------------------------------------------------------

   End of Period .......................................................................    $55,617         $34,797
========================================================================================================================
     Shares Issued and Redeemed:
    Shares Issued ......................................................................      2,939           2,297
    Shares Issued in Connection with Purchase In-Kind...................................         --             749
    Shares Issued in Lieu of Cash Distributions ........................................        259              37
    Shares Redeemed ....................................................................       (118)            (54)
------------------------------------------------------------------------------------------------------------------------

     Net Increase in Share Transactions ................................................      3,080           3,029
========================================================================================================================

(1) The CRA Realty Shares Portfolio commenced operations on January 1, 1997.
(2) During 1997, the Fund received securities in-kind with market value of $7,497,000, including unrealized appreciation approximating $1,852,000.
Amounts designated as "--" are either $0 or have been rounded to $0.



    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS



For a Share Outstanding Throughout the Period ended October 31,


          Net                                                                             Net                        Net
         Asset                     Realized and      Distributions    Distributions      Asset                      Assets
         Value         Net          Unrealized         from Net           from           Value                       End
       Beginning    Investment    Gain (Loss) on      Investment         Capital          End         Total       of Period
       of Period      Income        Securities          Income            Gains        of Period    Return (1)      (000)
       ---------    ----------    --------------     -------------    -------------    ---------    ----------    ---------

---------------------------
CRA REALTY SHARES PORTFOLIO
---------------------------

1998     $11.49        0.35           (1.85)            (0.40)           (0.49)         $ 9.10       (14.16)%      $55,617
1997(2)  $10.00        0.26            1.53             (0.30)              --          $11.49        18.17%       $34,797

                             Ratio          Ratio         Investment
                             of Net      of Expenses        Income
               Ratio       Investment    to Average       to Average
            of Expenses      Income       Net Assets      Net Assets    Portfolio
             to Average    to Average    (Excluding       (Excluding    Turnover
             Net Assets    Net Assets      Waivers)         Waivers)      Rate
            -----------    ----------    -----------      ----------    ---------

---------------------------
CRA REALTY SHARES PORTFOLIO
---------------------------

1998            1.00%          3.29%         1.17%            3.12%        73.54%
1997(2)         1.00%*         2.91%*        1.63%*           2.28%*      102.74%


 *  Annualized
(1) Total return is for the period indicated and has not been annualized.
(2) The CRA Realty Shares Portfolio commenced operations on January 1, 1997.




    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                        CRA REALTY SHARES PORTFOLIO

October 31, 1998

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with eight portfolios. The financial statements herein are those of the CRA Realty Shares Portfolio (the "Fund"). The financial statements of the remaining portfolios are not presented herein. The assets of each portfolio are segregated, and a Shareholder's interest is limited to the portfolio in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

   SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

   FEDERAL INCOME TAXES -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

   SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

   NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

   REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

   EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets compared to the aggregate daily net assets of the Trust.

   DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to Shareholders quarterly. Any net realized capital gains are distributed to Shareholders at least annually.

   Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. These reclassifications have no effect on net assets or net asset value.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   The majority of the dividend income recorded by the Fund is from Real Estate Investment Trusts ("REITs"). For tax purposes, a portion of these dividends consists of capital gains and returns of capital. The Fund's Administrator estimates the return of capital based upon historical returns of capital paid by each REIT in prior periods. These estimates are then reconciled to the actual returns of capital reported by the REITs shortly after calendar year end, and an adjustment, if any is required, is then recorded by the Fund.

3. ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:

The Fund incurred organization costs of approximately $32,000. These costs have been capitalized by the Fund and are being amortized over sixty months commencing with the start-up. In the event the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $13,000 for organizational work performed by a law firm of which a trustee of the Trust is a partner and two officers of the Trust are partners.

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

NOTES TO FINANCIAL STATEMENTS (concluded)            CRA REALTY SHARES PORTFOLIO

October 31, 1998

4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or 0.15% of the first $100 million of the Portfolio's average daily net assets; 0.125% of the next $100 million of the Portfolio's average daily net assets; 0.10% of the next $100 million of the Portfolio's average daily net assets; and 0.08% of the Portfolio's average daily net assets over $300 million.

DST Systems Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Trust and CRA Real Estate Securities, L.P. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to .70% of the Fund's average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee and reimburse Fund expenses as applicable in order to limit the Fund's total operating expenses to a maximum of 1.00% of the average daily net assets for Institutional shares. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion.

First Union National Bank acts as custodian (the "Custodian") for the Fund. Fees of the Custodian are paid on the basis of the net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 1998, are as follows:

                                                      (000)
                                                     --------

      Purchases...............................        $64,143
      Sales ..................................        $31,453


At October 31, 1998, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at October 31, 1998, is as follows:

                                                      (000)
                                                     --------
Aggregate gross unrealized
  appreciation .................................      $ 2,116
Aggregate gross unrealized
  depreciation .................................       (5,728)
                                                      -------
Net unrealized depreciation ....................      $(3,612)
                                                      =======

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of CRA Realty Shares Portfolio of
Advisors' Inner Circle Fund:

We have audited the accompanying statement of net assets of the CRA Realty Shares Portfolio (the "Fund"), one of the funds constituting Advisors' Inner Circle Fund, as of October 31, 1998, and the related statements of operations, changes in net assets, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the CRA Realty Shares Portfolio of Advisors' Inner Circle Fund as of October 31, 1998, and the results of its operations, changes in its net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania
December 18, 1998

                         THE ADVISORS' INNER CIRCLE FUND
                           CRA REALTY SHARES PORTFOLIO

                                OCTOBER 26, 1998

                               INSPECTOR'S REPORT
--------------------------------------------------------------------------------

   I, the undersigned, duly appointed Inspector of Election, acting at the special meeting of The Advisor's Inner Circle Fund, a Massachusetts business trust, held this day, having taken an oath to fairly an impartially perform my duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify that:

   PROPOSAL 1: The vote of the shareholders on the proposal for approval of a new Investment Advisory Agreement between The Advisors' Inner Circle Fund and CRA Real Estate Securities relating to the Management of Assets of the CRA Realty Shares Portfolio was as follows:

   FOR      3,282,193   of shares voted    57.34% of shares outstanding

   AGAINST  16,278      of shares voted    0.28% of shares outstanding

   ABSTAIN  0           of shares voted    0% of shares outstanding

   I declare: That a "majority of the outstanding voting securities' (as defined in the Investment Company of 1940, as amended) of the CRA Realty Shares Portfolio of The Advisors' Inner Circle Fund have voted in favor of the new Investment Advisory Agreement.



   IN WITNESS WHEREOF, the undersigned has executed this report on this 26th day of October, 1998.

                               /s/signature omitted


                                Michael Bellopede
                                Inspector of Election

                                      NOTES

                                      FUND:
                           CRA REALTY SHARES PORTFOLIO
                                 P.O. Box 419009
                           Kansas City, MO 64141-6009

                                    ADVISER:
                        CRA REAL ESTATE SECURITIES, L.P.
                      Suite 205, 259 N. Radnor-Chester Road
                                Radnor, PA 19087

                                  DISTRIBUTOR:
                        SEI INVESTMENTS DISTRIBUTION CO.
                                  Oaks, PA19456

                                 ADMINISTRATOR:
                      SEI INVESTMENTS MUTUAL FUNDS SERVICES
                                  Oaks, PA19456

                                 LEGAL COUNSEL:
                           MORGAN, LEWIS & BOCKIUS LLP
                               1800 M Street N.W.
                              Washington, DC 20036

                         INDEPENDENT PUBLIC ACCOUNTANTS:
                               ARTHUR ANDERSEN LLP
                               1601 Market Street
                             Philadelphia, PA 19103

         This information must be preceded or accompanied by a current prospectus for the Fund described.

CRA-F-004-02000